Exhibit 99.1
                                                                    ------------



                  McLeodUSA Reports Third Quarter 2005 Results

     o  Company Files Prepackaged Chapter 11 Plan of Reorganization
     o Payments to Trade Creditors and Employees to Continue in the Ordinary Course of Business
     o  No Recovery for Preferred or Common Shareholders
     o  Continued Strong Operational Performance

CEDAR RAPIDS, Iowa - November 9, 2005 - McLeodUSA Incorporated, one of the nation's largest independent, competitive telecommunications services providers, today reported financial and operating results for the quarter ended September 30, 2005.

Total revenues for the quarter ended September 30, 2005 were $154.4 million compared to $159.7 million in the second quarter of 2005 and $168.1 million in the third quarter of 2004.

Gross margin for the third quarter of 2005 was $68.4 million compared to $67.5 million in the second quarter of 2005 and $74.0 million in the third quarter of 2004. Gross margin as a percentage of revenue for the third quarter was 44.3%, compared with 42.3% in the second quarter of 2005 and 44.0% in the third quarter of 2004.

SG&A expenses for the third quarter of 2005 were $64.5 million compared to $53.7 million in the second quarter of 2005 and $62.5 million in the third quarter of 2004. The third quarter of 2005 included approximately $13.3 million of charges related to settlements and reserves with respect to certain interstate and intrastate access charge disputes. Adjusted EBITDA in the third quarter of 2005 was $3.9 million. The $3.9 million Adjusted EBITDA in the third quarter compared to $13.8 million in the second quarter of 2005 and $11.5 million in the third quarter of 2004. In the third quarter of 2005, the Company incurred $14.7 million in restructuring charges related to financial and legal advisors and severance costs in connection with the Company's pursuit of a capital restructuring.

Customer platform mix at the end of the third quarter was 76% UNE-L, 4% resale and 20% UNE-P versus 70%, 4% and 26%, respectively, at the end of the third quarter of 2004. Business customer turnover was 2.1% in the third quarter of 2005 compared to 2.2% in the second quarter of 2005 and 2.1% in the third quarter of 2004. Total customer turnover in the third quarter was 2.3%, consistent with the second quarter of 2005 and down from 2.4% in the third quarter of 2004.

The Company ended the quarter with $17.1 million of cash on hand and $16.4 million of restricted cash. Total capital expenditures for the third quarter of 2005 were $6.7 million.

Capital Restructuring
---------------------

On October 28, 2005, the Company and its subsidiaries filed a prepackaged plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Plan") with the U.S. Bankruptcy Court for the Northern District of Illinois, Eastern Division ("the Court"). The Company had approximately $27 million in cash available as of the date of filing, and has entered into debtor-in-possession ("DIP") financing providing for up to $50 million of available borrowings, to be replaced upon the Company's exit from bankruptcy with a new $50 million revolving credit facility. The Company's approximately $677.3 million of secured Junior Debt, plus accrued interest, will be converted into 100% of the Company's equity, and the Company's existing $100 million in secured Senior Debt will be cancelled and replaced with a $100 million term facility. All of the Company's existing Preferred and Common stock will be cancelled, and holders of that stock will have no recovery.

On October 31, 2005 the Court approved orders requested by the Company in a series of court filings known as "First Day Motions." The First Day Motions allow the Company to conduct business as usual with respect to its customers, employees and suppliers and to maintain existing cash management systems. Among other things, the Court authorized the Company to:

     o Continue payment of all trade creditors in the ordinary course and without interruption;
     o Continue payment of all employee salaries and benefits without interruption;
     o  Access up to $20 million of the new $50 million DIP credit facility;
        and
     o Continue to use existing cash management systems and maintain existing bank accounts.

The Court also set December 15, 2005 as the date for the combined hearing to approve the Company's Plan and Disclosure Statement.

About McLeodUSA
---------------

McLeodUSA provides integrated communications services, including local services, in 25 Midwest, Southwest, Northwest and Rocky Mountain states. The Company is a facilities-based telecommunications provider with, as of September 30, 2005, 38 ATM switches, 38 voice switches, 697 collocations, 432 DSLAMs and approximately 1,700 employees. Visit the Company's Web site at www.mcleodusa.com

Non-GAAP Financial Measures
---------------------------

To provide further clarification, the Company has begun using the term Adjusted EBITDA as a replacement for EBITDA. Adjusted EBITDA is a non-GAAP financial measure used by management to evaluate the effectiveness of the Company's operating performance and to enhance the comparability between periods. EBITDA is an acronym for earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA, as defined by McLeodUSA, further removes the effects of other income and expense, and restructuring and impairment charges. Management removes the effects of other income and expense, and restructuring and impairment charges from Adjusted EBITDA because it does not believe that such items are representative of the core operating results of the Company's ongoing competitive telecommunications activities. For a facilities-based telecommunications services provider like McLeodUSA with high initial capital investments required in order to gain entry to the industry, management believes that omitting depreciation and amortization from Adjusted EBITDA provides a relevant and useful measure of the Company's core operating performance and enhances comparability between periods. Management believes that non-GAAP measures such as Adjusted EBITDA are commonly reported and used by analysts, investors and other interested parties in the telecommunications industry. Adjusted EBITDA is reconciled to net loss, the most comparable GAAP measure, within the table presented below. McLeodUSA's use of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies in the telecommunications industry. The use of Adjusted EBITDA is not intended to replace measures of financial performance reported in accordance with accounting principles generally accepted in the United States.


                                                                                Three months ended
                                                           --------------------------------------------------------------
    (In millions)                                            Sept 30, 2005        June 30, 2005         Sept 30, 2004
                                                           -------------------  -------------------   -------------------

    Reconciliation of Adjusted EBITDA:
    Net loss.............................................   $          (63.9)    $         (268.0)     $         (352.8)
    Interest expense.....................................               21.9                 19.5                  11.9
    Other non-operating (income) expense.................               (4.6)                 0.5                   0.5
    Restructuring charges................................               14.7                  4.8                    -
    Impairment charge....................................                  -                202.5                 263.1
    Depreciation and amortization........................               35.8                 54.5                  88.8
                                                           -------------------  -------------------   -------------------
        Adjusted EBITDA..................................   $            3.9     $           13.8      $           11.5
                                                           ===================  ===================   ===================





                                                                                Nine months ended
                                                                   --------------------------------------------
    (In millions)                                                     Sept 30, 2005          Sept 30, 2004
                                                                   ---------------------  ---------------------

    Reconciliation of Adjusted EBITDA:
    Net loss......................................................  $           (429.5)    $          (526.4)
    Interest expense..............................................                55.7                  34.6
    Other non-operating (income) expense..........................                (3.7)                  1.5
    Restructuring charges (adjustment)............................                21.6                  (0.2)
    Impairment charge.............................................               202.5                 263.1
    Depreciation and amortization.................................               181.6                 267.3
                                                                   --------------------  ----------------------
        Adjusted EBITDA...........................................  $             28.2     $            39.9
                                                                   =====================  =====================


Gross margin is another financial measure that management uses to evaluate operating performance. Gross margin, which is calculated as revenues less cost of service, excludes depreciation and amortization expenses. Cost of service includes expenses directly associated with providing telecommunications services to its customers. Costs classified as cost of service include, among other items, the cost of connecting customers to the McLeodUSA network via leased facilities, the costs paid to third party providers for interconnect access and transport services, the costs of leasing components of network facilities and the cost of fiber related to sales and leases of network facilities. Gross margin is reconciled to net loss, the most comparable GAAP measure, within the table presented below.



                                                                                Three months ended
                                                           --------------------------------------------------------------
    (In millions)                                            Sept 30, 2005        June 30, 2005         Sept 30, 2004
                                                           -------------------  -------------------   -------------------

    Reconciliation of Gross Margin:
    Net loss.............................................   $          (63.9)     $        (268.0)     $         (352.8)
    Interest expense.....................................               21.9                 19.5                  11.9
    Other non-operating (income) expense.................               (4.6)                 0.5                   0.5
    Restructuring charges................................               14.7                  4.8                    -
    Impairment charge....................................                 -                 202.5                 263.1
    Depreciation and amortization........................               35.8                 54.5                  88.8
    Selling, general and administrative..................               64.5                 53.7                  62.5
                                                           -------------------  -------------------   -------------------
        Gross Margin.....................................   $           68.4     $           67.5      $           74.0
                                                           ===================  ===================   ===================



                                                                                Nine months ended
                                                                   --------------------------------------------
    (In millions)                                                     Sept 30, 2005          Sept 30, 2004
                                                                   ---------------------  ---------------------

    Reconciliation of Gross Margin:
    Net loss......................................................  $            (429.5)   $           (526.4)
    Interest expense..............................................                 55.7                  34.6
    Other non-operating (income) expense..........................                (3.7)                   1.5
    Restructuring charges (adjustment)............................                 21.6                  (0.2)
    Impairment charge.............................................                202.5                  263.1
    Depreciation and amortization.................................                181.6                  267.3
    Selling, general and administrative...........................                174.9                  206.7
                                                                   ---------------------  ---------------------
        Gross Margin..............................................  $             203.1    $             246.6
                                                                   =====================  =====================


Some of the statements in this press release include statements about our future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such statements may include projections of financial and operational results and goals, including revenue, EBITDA, Adjusted EBITDA, profitability, savings and cash. In some cases, you can identify these so-called "forward-looking statements" by our use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words and other comparable words. These forward-looking statements are subject to known as well as unknown risks and uncertainties that may cause actual results to differ materially from our expectations. Our expectations are based on various factors and assumptions and reflect only our predictions. Factors that could cause actual results to differ materially from the forward-looking statements include technological, regulatory, public policy or other developments in our industry, availability and adequacy of capital resources, our ability to continue as a going concern, bankruptcy court approval of motions prosecuted by us from time to time in our pending Chapter 11 cases, our ability to confirm and consummate our plan of reorganization with respect to the Chapter 11 cases or any significant delay with respect thereto, our ability to obtain trade credit, and shipments and terms with vendors and service providers for current orders, our ability to maintain contracts that are critical to our operations, current and future economic conditions, the existence of strategic alliances, our ability to generate cash, our ability to implement process and network improvements, our ability to attract and retain customers, our ability to migrate traffic to appropriate platforms and changes in the competitive climate in which we operate. These and other risks are described in more detail in our most recent Annual Report on Form 10-K filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Contact:
McLeodUSA Incorporated, Cedar Rapids, IA
Investor Contact: Bryce Nemitz
Press Contact:    Bruce Tiemann
Phone:  (319) 790-7800

McLeodUSA Incorporated and Subsidiaries Condensed Consolidated Statements of Operations (In millions, except per share data) (UNAUDITED)



                                                                     Three months ended      Three months ended
                                                                     September 30, 2005      September 30, 2004
                                                                    ---------------------- -----------------------

Revenue                                                              $               154.4  $              168.1

Operating expenses:
    Cost of service (exclusive of depreciation and amortization
        shown separately below)                                                       86.0                  94.1
    Selling, general and administrative                                               64.5                  62.5
    Depreciation and amortization                                                     35.8                  88.8
    Impairment charge                                                                   -                  263.1
    Restructuring charges (adjustment)                                                14.7                    -
                                                                    ---------------------- -----------------------
        Total operating expenses                                                     201.0                 508.5
                                                                    ---------------------- -----------------------
        Operating loss                                                               (46.6)               (340.4)
                                                                    ---------------------- -----------------------

Nonoperating income (expense):
    Interest expense, net of amounts capitalized                                     (21.9)                (11.9)
    Other income (expense)                                                             4.6                  (0.5)
                                                                    ---------------------- -----------------------
        Total nonoperating income (expense)                                          (17.3)                (12.4)
                                                                    ---------------------- -----------------------
        Net loss                                                     $               (63.9) $             (352.8)
                                                                    ---------------------- -----------------------
Preferred stock dividend                                                              (0.3)                 (0.8)
                                                                    ---------------------- -----------------------
        Net loss applicable to common shares                         $               (64.2) $             (353.6)
                                                                    ====================== =======================
Basic and diluted loss per common share                              $               (0.20) $              (1.19)
                                                                    ====================== =======================
Weighted average common shares outstanding                                           315.5                 296.7
                                                                    ====================== =======================

McLeodUSA Incorporated and Subsidiaries Condensed Consolidated Statements of Operations (In millions, except per share data) (UNAUDITED)




                                                                      Nine months ended      Nine months ended
                                                                     September 30, 2005      September 30, 2004
                                                                    ---------------------- -----------------------

Revenue                                                              $              474.6   $              553.5

Operating expenses:
    Cost of service (exclusive of depreciation and amortization
        shown separately below)                                                     271.5                  306.9
    Selling, general and administrative                                             174.9                  206.7
    Depreciation and amortization                                                   181.6                  267.3
    Impairment charge                                                               202.5                  263.1
    Restructuring charges (adjustment)                                               21.6                   (0.2)
                                                                    ---------------------- -----------------------
        Total operating expenses                                                    852.1                1,043.8
                                                                    ---------------------- -----------------------
        Operating loss                                                             (377.5)                (490.3)
                                                                    ---------------------- -----------------------

Nonoperating income (expense):
    Interest expense, net of amounts capitalized                                    (55.7)                 (34.6)
    Other income (expense)                                                            3.7                   (1.5)
                                                                    ---------------------- -----------------------
        Total nonoperating income (expense)                                         (52.0)                 (36.1)
                                                                    ---------------------- -----------------------
        Net loss                                                     $             (429.5)  $             (526.4)
                                                                    ---------------------- -----------------------
Preferred stock dividend                                                             (1.2)                  (2.4)
                                                                    ---------------------- -----------------------
        Net loss applicable to common shares                         $             (430.7)  $             (528.8)
                                                                    ====================== =======================

Basic and diluted loss per common share                              $              (1.38)  $              (1.80)
                                                                    ====================== =======================
Weighted average common shares outstanding                                          312.4                  293.3
                                                                    ====================== =======================

McLeodUSA Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)



                                                                 September 30, 2005          December 31, 2004
                                                               -----------------------     -----------------------
                                                                    (unaudited)
ASSETS
Current Assets
    Cash and cash equivalents                                   $               17.1        $              50.0
    Restricted cash                                                             16.4                        -
    Trade receivables, net                                                      40.3                       58.6
    Prepaid expense and other                                                   16.2                       19.9
                                                               -----------------------     -----------------------
    Total Current Assets                                                        90.0                      128.5
                                                               -----------------------     -----------------------

Non-current Assets
    Property and equipment, net                                                434.9                      728.7
    Other intangibles, net                                                      88.8                      144.9
    Other non-current assets                                                    13.5                       23.7
                                                               -----------------------     -----------------------
    Total Non-current Assets                                                   537.2                      897.3
                                                               -----------------------     -----------------------

Total Assets                                                    $              627.2        $           1,025.8
                                                               =======================     =======================

LIABILITIES AND EQUITY
Current Liabilities
    Current maturities of long-term debt                        $              777.3        $              49.5
    Accounts payable                                                            34.2                       39.6
    Deferred revenue, current portion                                            8.2                        6.8
    Other current liabilities                                                  126.9                       95.1
                                                               -----------------------     -----------------------
    Total Current Liabilities                                                  946.6                      191.0
                                                               -----------------------     -----------------------

Long-term Liabilities
    Long-term debt, excluding current maturities                                 -                        727.8
    Deferred revenue less current portion                                       18.3                       17.0
    Other long-term liabilities                                                 63.2                       61.4
                                                               -----------------------     -----------------------
    Total Long-term Liabilities                                                 81.5                      806.2
                                                               -----------------------     -----------------------

Redeemable Convertible Preferred Stock                                          42.7                       75.4

Stockholders' Equity                                                          (443.6)                     (46.8)
                                                               -----------------------     -----------------------

    Total Liabilities and Equity                                $              627.2        $           1,025.8
                                                               =======================     =======================

McLeodUSA Incorporated and Subsidiaries
Selected Telecommunications Statistical Data


                                                        ------------------    -------------------    -------------------
                                                             9/30/04               6/30/05                9/30/05
                                                        ------------------    -------------------    -------------------

Active central offices                                              1,705                  1,608                  1,581

Collocations                                                          696                    698                    697

Switches owned
        CO / LD                                                        39                     38                     38
        ATM / Frame Relay                                              38                     38                     38

DSLAMs installed                                                      435                    432                    432

Total Competitive:
        Customers                                                 356,938                332,461                318,953
        Access Units / Customer                                       2.8                    2.8                    3.0

Revenue per Customer / Month
        Local                                            $         102.04      $          101.15      $          103.70
        Long distance                                               29.80                  33.50                  33.34
        Private line & data                                         31.70                  32.88                  33.29
                                                        ------------------    -------------------    -------------------
        Total                                            $         163.54      $          167.53      $          170.33
                                                        ==================    ===================    ===================

Platform Distribution
        Resale                                                         4%                     4%                     4%
        UNE-P                                                         26%                    22%                    20%
        UNE-L                                                         70%                    74%                    76%
                                                        ------------------    -------------------    -------------------
        Total                                                        100%                   100%                   100%
                                                        ==================    ===================    ===================